UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 29, 2008

PepperBall Technologies, Inc.
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

001-32566 (Commission File Number)	20-1978398 (IRS Employer Identification No.)

6142 Nancy Ridge Drive, Suite 101, San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (858) 638-0236

Security With Advanced Technology, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[     ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[     ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders.

        On September 29, 2008, the previously announced one-for-two reverse stock split of the issued and outstanding common stock of PepperBall Technologies, Inc. (the “Company”) became effective. The reverse stock split was approved by the Company’s shareholders at the Annual Meeting of Shareholders held on September 17, 2008 (the “Annual Meeting”) in anticipation of the closing of the Agreement and Plan of Merger and Reorganization between Security With Advanced Technology, Inc., a Colorado corporation, PepperBall Technologies, Inc., a Delaware corporation, and PTI Acquisition Corp., a Delaware corporation (the “Merger”). As previously announced, the Merger closed on September 19, 2008. No fractional shares will be issued in connection with the reverse stock split and, in lieu thereof, any fractional share shall be rounded up to the nearest whole share. The exercise price and the number of shares of common stock issuable under the Company’s outstanding options and warrants will be proportionately adjusted to reflect the reverse stock split.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On September 29, 2008, the Company’s Articles of Incorporation were amended to change the Company’s name from “Security With Advanced Technology, Inc.” to “PepperBall Technologies, Inc.” The Articles of Amendment were approved by the Company’s shareholders at the Annual Meeting in anticipation of the closing of the Merger.

        In addition, the disclosure set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

        The foregoing description of the Articles of Amendment to the Company’s Articles of Incorporation is qualified in its entirety by reference to the complete text thereof, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01   Other Events.

        In connection with the Company’s name change, effective September 29, 2008, the trading symbol for the Company’s common stock on the Nasdaq Capital Market was changed to “PBAL” and the trading symbol for the Company’s publicly traded warrants was changed to “PBALW.”

        In addition, on September 29, 2008, the Company issued a press release announcing the Company’s reverse split, name change and new trading symbols. The press release also announced the launch of the Company’s recently completed non-lethal personal protection device called the HotShot™. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Information regarding the press release contained in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Exhibits.

(d)	Exhibits

Exhibit No	Description

3.1	Articles of Amendment to Articles of Incorporation
99.1	Press release dated September 29, 2008

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2008	PepperBall Technologies, Inc. (Registrant) By: /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Financial Officer